UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported): August 27, 2007

Customer Acquisition Network Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 E. Las Olas Blvd. Suite 1560 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 712-0000

Outsiders Entertainment, Inc. 153 West 27th Street, New York, NY 10001-6203
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 27, 2007, our Board of Directors approved the amendment and restatement of our Certificate of Incorporation in order to, among other things, change our name to “Customer Acquisition Network Holdings, Inc.” from “Outsiders Entertainment, Inc.,” increase our authorized capital from 100,000,000 shares of common stock, par value $0.001 per share, to 140,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 million shares of “blank check” preferred stock, par value $0.001 per share, and effect a 10.9583333333 for one forward stock split. Our Amended and Restated Certificate of Incorporation also provides that we will indemnify our directors, officers, employees and agents to the extent and in the manner permitted by the provisions of the General Corporation Law of the State Delaware, as amended from time to time, subject to any permissible expansion or limitation of such indemnification, as may be set forth in any stockholders’ or directors’ resolution or by contract. On August 27, 2007, stockholders representing the requisite number of votes necessary to approve the adoption of our Amended and Restated Certificate of Incorporation took action via written consent, approving the Amended and Restated Certificate of Incorporation. On August 27, 2007, we filed our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The full text of our Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1.

On August 28, 2007, our Board of Directors approved the amendment and restatement of our Bylaws in order to update and modernize our bylaws. The full text of our Amended and Restated Bylaws is attached hereto as Exhibit 3.2. In addition, on August 28, 2007, our Board of Directors approved a change in our fiscal year from a fiscal year ending August 31 to a fiscal year ending on December 31. The change in our fiscal year will take effect on August 28, 2007 and, therefore, there will be no transition period in connection with this change of fiscal year-end. Our 2007 fiscal year will end on December 31, 2007.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Customer Acquisition Network Holdings, Inc.

3.2	Amended and Restated Bylaws of Customer Acquisition Network Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 2007

Customer Acquisition Network Holdings, Inc.

By:	/s/ Bruce Kreindel
Bruce Kreindel
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Customer Acquisition Network Holdings, Inc.

3.2	Amended and Restated Bylaws of Customer Acquisition Network Holdings, Inc.